                                                                    Exhibit 99.1

                       Letter of Transmittal and Consent
              To Tender For Exchange and Give Consents In Respect
                                       of
                           Lehman Senior Term Loans,
                            Loral Senior Term Loans,
                  15% Senior Secured Discount Notes due 2007,
                   14 1/2% Senior Secured Notes due 2009, and
                 8 3/4% Convertible Subordinated Notes due 2009
                                       of
                          SIRIUS SATELLITE RADIO INC.

  Pursuant to the Prospectus and Solicitation Statement dated          , 2003


--------------------------------------------------------------------------------
  THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW
  YORK CITY TIME, ON         , 2003, UNLESS EXTENDED BY THE COMPANY IN ITS
  SOLE DISCRETION (SUCH PERIOD, AS IT MAY BE EXTENDED, THE 'TENDER EXPIRATION DATE'). IF YOU DESIRE TO TENDER YOUR NOTES IN THE EXCHANGE OFFER, YOU MUST CONSENT TO THE PROPOSED AMENDMENTS AND WAIVERS. YOU MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE RELATED NOTES AND YOU MAY NOT REVOKE CONSENTS WITHOUT WITHDRAWING THE NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER. TENDERS MAY
  BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
  TENDER EXPIRATION DATE.

     The Exchange Agent for the Exchange Offer and Consent Solicitation is:

                              THE BANK OF NEW YORK

   By Registered or Certified Mail,              By Facsimile Transmission:
    By Hand or Overnight Delivery:                     (212) 235-2261
      Corporate Trust Department                  To Confirm By Telephone
    15 Broad Street -- 16th Floor                 or For Information Call:
       New York, New York 10007                        (212) 235-2363
  Attention: Ms. Patricia Gallagher


                           The Information Agent is:

                           [MacKenzie Partners Logo]

                               105 Madison Avenue
                            New York, New York 10016
                                     U.S.A.
                       Attention:
                Banks and Brokerage Firms, Please Call:
                   All Others Call Toll-free: (800) 322-2885

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THE PROSPECTUS AND IN THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

    List below the Debt Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed to this Letter of Transmittal.

--------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF DEBT SECURITIES TENDERED
                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
                                                                                   AGGREGATE       TENDERED AND
                                                                                   PRINCIPAL        AS TO WHICH
                                                                CERTIFICATE         AMOUNT         CONSENTS ARE
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           NUMBERS(S)         TENDERED*           GIVEN
--------------------------------------------------------------------------------------------------------------------
                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------
              TOTAL PRINCIPAL AMOUNT TENDERED
--------------------------------------------------------------------------------------------------------------------
 * Unless otherwise indicated in the column labeled 'Principal Amount Tendered And As To Which Consents Are
   Given' and subject to the terms and conditions of the Exchange Offer, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Debt Securities indicated in the column labeled
   'Aggregate Principal Amount Tendered.'
--------------------------------------------------------------------------------------------------------------------


    By signing this Letter of Transmittal and Consent (the 'Letter of Transmittal'), the undersigned acknowledges receipt of the Prospectus and
Solicitation Statement, dated         , 2003, (the 'Prospectus') of Sirius
Satellite Radio Inc. (the 'Company') and this Letter of Transmittal, which together constitute:



     the Company's offer (the 'Exchange Offer') to exchange an aggregate of 596,669,765 shares of its common stock, par value $0.001 per share, for $150,000,000 aggregate principal amount of senior term loans under its term loan agreement with Lehman Commercial Paper Inc., $50,000,000 aggregate principal amount of senior term loans under its deferral credit agreement with Space Systems/Loral Inc., $280,430,000 aggregate principal amount at maturity of its 15% Senior Secured Discount Notes due 2007, $200,000,000 aggregate principal amount of its 14 1/2% Senior Secured Notes due 2009 and $16,461,000 aggregate principal amount of its 8 3/4% Convertible Subordinated Notes due 2009 (collectively, the 'Debt Securities'); and



     the Company's solicitation of consents (the 'Consent Solicitation') of each holder of its 15% Senior Secured Discount Notes due 2007, 14 1/2% Senior Secured Notes due 2009 and 8 3/4% Convertible Subordinated Notes due 2009 (collectively, the 'Notes') to:



         -- the adoption of certain amendments (the 'Amendments') to certain provisions of the Notes, the Indenture, dated as of November 26, 1997, between the Company and The Bank of New York (as successor to IBJ Schroder Bank & Trust Company), as Trustee (the 'Senior Secured Discount Notes Indenture'), the Indenture, dated as of May 15, 1999, between the Company and The Bank of New York (as successor to United States Trust Company of New York), as Trustee (the 'Senior Secured Notes Indenture'), the Indenture, dated as of September 29, 1999, between the Company and The Bank of New York (as successor to United States Trust Company of Texas, N.A.), as Trustee, as amended by the First Supplemental Indenture, dated as of September 29, 1999 (as amended, the 'Convertible Subordinated Notes Indenture' and, together with the Senior Secured Discount Notes Indenture and the Senior Secured Notes Indenture, the 'Indentures') described in the Prospectus; and

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         -- the waiver (the 'Waivers') of (1) any failure by the Company to comply with any term, covenant, provision or condition of the Indentures and (2) any defaults and events of default under the Indentures now in existence (whether or not related to the restructuring) or caused by the recapitalization plan, as further described in the Prospectus.


        The proposed Amendments to the Notes and the Indentures will be set forth in supplemental indentures (the 'Supplemental Indentures') to the Indentures. The Trustees under the Indentures are collectively referred to herein as the 'Indenture Trustees.'

        The undersigned hereby tenders the Debt Securities described in the box entitled 'Description of Debt Securities' below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Debt Securities described below and the undersigned represents that it has received from each beneficial owner of Debt Securities ('Beneficial Owners') a duly completed and executed form of 'Instructions to Registered Holder from Beneficial Owner' accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        This Letter of Transmittal is to be used by a holder of Debt Securities if certificates representing Debt Securities are to be forwarded herewith.

        Any Beneficial Owner whose Debt Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Debt Securities promptly and instruct such registered holder of Debt Securities to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Debt Securities, either make appropriate arrangements to register ownership of the Debt Securities in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Debt Securities. The transfer of record ownership may take considerable time.

        Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible, by electronically transmitting their acceptance through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's message to the Exchange Agent for its acceptance. Delivery of the Agent's message will satisfy the terms of the Exchange Offer and Consent Solicitation as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's message. ACCORDINGLY, THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY A HOLDER TENDERING THROUGH ATOP.

        Holders of Debt Securities who desire to tender their Debt Securities for exchange and (i) whose Debt Securities are not immediately available,
    (ii) who cannot deliver their Debt Securities, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Tender Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on a timely basis, must tender the Debt Securities pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled 'The Exchange Offer and Consent Solicitation -- Guaranteed Delivery Procedures.' See Instruction 2.

        Holders of Debt Securities who wish to tender Debt Securities for exchange must:


         complete the box above entitled 'Description of Debt Securities Tendered';



         complete the box entitled 'Method of Tender and Delivery';



         complete and sign the box below entitled 'Please Sign Here';



         if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions; and
          complete and sign the Substitute Form W-9 provided herein.


If only those items are completed, such holder of Debt Securities will have tendered for exchange all Debt Securities listed in the box entitled 'Description of Debt Securities Tendered' above. If the holder of Debt Securities is the nominee of more than one Beneficial Owner of Debt Securities, and all Beneficial Owners represented by such nominee do not wish to tender for exchange all of their Debt Securities, such holder of Debt Securities should refer to Instruction 4.

    EACH HOLDER SHOULD READ THE DETAILED INSTRUCTIONS BEGINNING ON PAGE 8 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------
      HOLDERS WHO VALIDLY TENDER NOTES ON OR PRIOR TO THE TENDER EXPIRATION
  DATE WILL BE DEEMED TO HAVE DELIVERED CONSENTS TO THE PROPOSED AMENDMENTS
  AND WAIVERS WITH RESPECT TO SUCH NOTES. HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THEIR NOTES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        METHOD OF TENDER AND DELIVERY

 1. [ ] Check here if tendered Debt Securities are enclosed herewith.

 2. [ ] Check here if tendered Debt Securities are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following (for use by eligible institutions only):

    Name of Registered Holder(s):______________________________________________

    Date of Execution of Notice of Guaranteed Delivery:________________________

    Window Ticket Number (if available):_______________________________________

    Name of Eligible Guarantor Institution which Guaranteed Delivery:__________

    Account Number with DTC (if delivered by book-entry transfer):_____________

    Transaction Code Number:___________________________________________________

    Principal Amount of Debt Securities Tendered:______________________________

 3. Check here if tendered Debt Securities being delivered are held by you as a nominee for beneficial owner(s) who have instructed you to tender all of the Debt Securities owned by such beneficial owner(s).

--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of the Debt Securities indicated in the table above entitled 'Description of Debt Securities Tendered' under the column heading 'Principal Amount Tendered and as to Which Consents are Given' (or, if nothing is indicated therein, with respect to the entire principal amount of Debt Securities described in such table) and consents to the proposed Amendments and Waivers, and to the execution by the Indenture Trustees of the Supplemental Indentures effecting the Amendments, in each case with respect to the aggregate principal amount of Notes tendered. The undersigned acknowledges and agrees that the tender of Debt Securities made hereby may not be withdrawn (nor may the consent made hereby be revoked) except in accordance with the procedures set forth in the Prospectus. Terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

    Subject to, and effective upon, the acceptance for exchange of all or any portion of the Debt Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation (including, if the Exchange Offer and Consent Solicitation is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to such Debt Securities as are being tendered herewith. The undersigned hereby constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Debt Securities with respect to such Debt Securities, with full powers of substitution and revocation, to (i) deliver certificates representing such Debt Securities, or transfer ownership of such Debt Securities on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity) to the Company, (ii) present and deliver such Debt Securities for transfer on the books of the Company, (iii) receive all benefits and otherwise exercise all rights and incidents of Beneficial Ownership with respect to such Debt Securities and (iv) deliver to the Company and the Indenture Trustees this Letter of Transmittal as evidence of the undersigned's consent to the proposed Amendments and Waivers in respect of the Notes and as certification that the minimum tender condition has been satisfied, all in accordance with the terms of the Exchange Offer and Consent Solicitation. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that:


      the undersigned is the record owner of the Debt Securities tendered;



      the undersigned has full power and authority to tender, exchange, assign and transfer the Debt Securities; and



      that when such Debt Securities are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.


The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Debt Securities tendered for exchange hereby.


    For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Debt Securities, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Debt Securities for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Tender Expiration Date. See 'The Exchange Offer and Consent Solicitation -- Withdrawal of Tenders; Revocation of Consents' in the Prospectus. Any Debt Securities tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled 'Special Delivery Instructions' promptly after the Tender Expiration Date.


--------------------------------------------------------------------------------
      THE UNDERSIGNED ACKNOWLEDGES THAT ANY REGISTERED HOLDER OF NOTES WHO HAS CONSENTED TO THE PROPOSED AMENDMENTS AND WAIVERS MAY NOT REVOKE SUCH CONSENT UNLESS SUCH HOLDER WITHDRAWS THE NOTES TENDERED FOR EXCHANGE.
--------------------------------------------------------------------------------

    The undersigned acknowledges that the Company's acceptance of Debt Securities validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled 'The Exchange Offer and Consent Solicitation' and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated in the box entitled 'Special Issuance Instructions,' please return any Debt Securities not tendered or not accepted for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please mail any certificates for Debt Securities not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both 'Special Issuance Instructions' and 'Special Delivery Instructions' are completed, please issue the certificates representing the common stock issued in exchange for the Debt Securities accepted for exchange in the name(s) of, and return any Debt Securities not tendered for exchange or not exchanged to the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the 'Special Issuance Instructions' and 'Special Delivery Instructions' to transfer any Debt Securities from the name of the holder of Debt Securities thereof if the Company does not accept for exchange any of the Debt Securities so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Debt Securities.

    Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Debt Securities is irrevocable.

----------------------------------------------   -------------------------------------------------
         SPECIAL ISSUANCE INSTRUCTIONS                  SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 1, 5, 6 AND 7)                (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the common              To be completed ONLY if the common
    stock issued in exchange for Debt               stock or the Debt Securities not
    Securities or the Debt Securities not           accepted for exchange are to be sent to
    accepted for exchange are to be issued          someone other than the registered
    in the name of someone other than the           holder of the Debt Securities whose
    registered holder of the Debt Securities        name(s) appear(s) above, or to such
    whose name(s) appear(s) above.                  registered holder at an address other
                                                    than the address shown above.

    Issue: [ ] Debt Securities not exchanged to:    Issue: [ ] Debt Securities not exchanged to:
           [ ] Common stock to:                            [ ] Common stock to:

    Name:_______________________________________    Name:_______________________________________
                   (Please Print)                                 (Please Print)

    Address:____________________________________    Address:____________________________________

    ____________________________________________    ____________________________________________
                      Zip Code                                       Zip Code

    ____________________________________________    ____________________________________________
    (Tax Identification or Social Security No.)     (Tax Identification or Social Security No.)

----------------------------------------------   -------------------------------------------------

    The undersigned, by completing the box entitled 'Description of Debt Securities Tendered' above and signing this letter, will be deemed to have tendered the Debt Securities as set forth in such box.

                         TENDERING HOLDER(S) SIGN HERE
                  (Complete accompanying substitute Form W-9)

    Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Debt Securities hereby tendered or in whose name Debt Securities are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 5.

--------------------------------------------------------------------------------

    ______________________________________________________________________

    ______________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

    Date__________________________________________________________________

    Name(s)_______________________________________________________________
                                (PLEASE PRINT)

    Capacity (full title)_________________________________________________

    Address_______________________________________________________________
                             (INCLUDING ZIP CODE)

    Daytime Area Code and Telephone No.___________________________________

    Taxpayer Identification No.___________________________________________


                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

      Authorized Signature______________________________________________

    Dated_________________________________________________________________

    Name__________________________________________________________________

    Title_________________________________________________________________

    Name of Firm__________________________________________________________

    Address of Firm_______________________________________________________

    ______________________________________________________________________
                               (INCLUDING ZIP CODE)

    Area Code and Telephone No.___________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                  FORMING PART OF THE TERMS AND CONDITIONS OF
                  THE EXCHANGE OFFER AND CONSENT SOLICITATION

    1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an 'eligible guarantor institution' within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an 'Eligible Guarantor Institution'). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the Debt Securities entered herewith and such registered holder(s) have not completed the box entitled 'Special Issuance Instructions' or the box entitled 'Special Delivery Instructions' on this Letter of Transmittal or (ii) if such Debt Securities are tendered for the account of an Eligible Guarantor Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

    2. Delivery of This Letter of Transmittal and Debt Securities: Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Debt Securities (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by guaranteed delivery set forth in the section of the Prospectus entitled 'The Exchange Offer and Consent Solicitation.' Certificates for all physically tendered Debt Securities as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, or any timely confirmation of a book-entry transfer (a 'Book-Entry Confirmation') must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Tender Expiration Date. Holders of Debt Securities who elect to tender Debt Securities and (i) whose Debt Securities are not immediately available, (ii) who cannot deliver the Debt Securities, this Letter of Transmittal or other required documents or (iii) who cannot complete the procedures for book-entry transfer on a timely basis may deliver their Debt Securities according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Guarantor Institution and (b) prior to 5:00 p.m., New York City time, on the Tender Expiration Date, the Exchange Agent has received from such Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, or a properly transmitted agent's message (as such term is defined in the Prospectus) relating to the guaranteed delivery procedure, setting forth the name and address of the holder of such Debt Securities and the principal amount of Debt Securities tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Tender Expiration Date, this Letter of Transmittal (or facsimile hereof), together with the certificate(s) representing such Debt Securities (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Guarantor Institution with the Exchange Agent.

    THE METHOD OF DELIVERY OF DEBT SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED IN ALL CASES. SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE TENDER EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY DEBT SECURITIES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Debt Securities, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or by effecting a book-entry transfer or guaranteed delivery, waive any right to receive notice of the acceptance of their Debt Securities for exchange.

    3. Withdrawals. A tender of Debt Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Tender Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Debt Securities must (i) specify the name of the person who tendered the Debt Securities to be withdrawn, (ii) identify the Debt Securities to be withdrawn (including the certificate number or numbers, if any, and aggregate principal amount of such Debt Securities), and
(iii) be signed by the holder of Debt Securities in the same manner as the original signature on the Letter of Transmittal by which such Debt Securities were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Any Debt Securities so withdrawn will therefore be deemed not validly tendered for purposes of the Exchange Offer and no common stock will be issued with respect thereto unless the Debt Securities so withdrawn are validly retendered. Properly withdrawn Debt Securities may be retendered by following the procedures described in the section of the Prospectus entitled 'The Exchange Offer and Consent Solicitation -- Procedures for Tendering' at any time prior to 5:00 p.m., New York City time, on the Tender Expiration Date.

    4. Partial Tenders By Nominees Only. Tenders of Debt Securities will be accepted only in integral multiples of $1,000 principal amount. Partial tenders of Debt Securities for exchange will be accepted by the Exchange Agent on the basis of a representation and warranty, that shall be deemed to have been made at the time of the tender by the record owner, that the portion of Debt Securities not tendered is held by the record owner only in the capacity as nominee of a Beneficial Owner that has elected not to tender any Debt Securities. No partial tenders for exchange by a Beneficial Owner will be accepted by the Exchange Agent.

    5. Signatures on This Letter of Transmittal, Assignment and Endorsements.

        (a) The signature(s) of the registered holder(s) of Debt Securities on this Letter of Transmittal must correspond with the name(s) as written on the face of the Debt Securities without alteration, enlargement or any change whatsoever.

        (b) If tendered Debt Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        (c) If any tendered Debt Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

        (d) When this Letter of Transmittal is signed by the registered holder of the Debt Securities listed and transmitted hereby, no endorsements of Debt Securities or bond powers are required. If, however, Debt Securities not tendered or not accepted, are to be issued or returned in the name of a person other than the registered holder of Debt Securities, then the Debt Securities transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Debt Securities appear(s) on the Debt Securities. Signatures on such Debt Securities or bond powers must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

        (e) If this Letter of Transmittal or Debt Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

        (f) If this Letter of Transmittal is signed by a person other than the registered holder of Debt Securities listed, the Debt Securities must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Debt Securities appear(s) on the certificates. Signatures on such Debt Securities or bond powers must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

    6. Transfer Taxes. Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the exchange of Debt Securities pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Debt Securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    7. Special Issuance and Delivery Instructions. If the common stock is to be issued, or if any Debt Securities not tendered or accepted for exchange are to be issued or sent to someone other than the holder of Debt Securities or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Debt Securities tendering Debt Securities by book-entry transfer may request that Debt Securities not accepted be credited to such account maintained at DTC as such holder of Debt Securities may designate.

    8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Debt Securities will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Debt Securities not properly tendered or any Debt Securities that the Company's acceptance of would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender for exchange as to any particular Debt Securities. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Debt Securities must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities with respect to tenders of Debt Securities for exchange, nor shall any of them incur any liability for failure to give such notice. Tenders of Debt Securities will not be deemed to have been made until all defects or irregularities have been cured or waived. Any Debt Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Tender Expiration Date.

    9. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    10. Requests for Information or Additional Copies. Questions, requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal or to MacKenzie Partners, Inc., the Information Agent for the Exchange Offer, at the address and telephone number set forth above. Additional copies of the Prospectus may also be obtained from your broker, dealer, commercial bank, trust company or other nominee.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE TENDER EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a holder of Debt Securities whose tendered Debt Securities are accepted for exchange may be subject to backup withholding tax at a rate of 30% with respect to payments by the Exchange Agent pursuant to the Exchange Offer unless such holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding; (ii) provides its correct taxpayer identification number ('TIN') and certifies that the TIN provided is correct (or that such holder is awaiting a TIN); or (iii) certifies that it is not currently subject to backup withholding or certifies as to its non-United States status. If such holder is an individual, the TIN is his or her social security number. Completion of a Substitute Form W-9, in the case of a U.S. holder, provided in this Letter of Transmittal, should be used for this purpose. Failure to provide such holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service ('IRS') and payments that are made to such tendering holder with respect to Debt Securities exchanged pursuant to the Exchange Offer may be subject to backup withholding (see below). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in Part II of the Substitute Form W-9 may be checked if the tendering holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II is checked, the tendering holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part II is so checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 30% on all such payments until a TIN is provided to the Exchange Agent. A tendering holder who checks the box in Part II in lieu of furnishing his or her TIN should furnish the Exchange Agent with his or her TIN as soon as it is received. In order for a foreign holder to qualify as an exempt recipient, that holder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Such forms can be obtained from the Exchange Agent. Tendering holders are urged to consult their own tax advisers to determine whether they are exempt from these backup withholding and reporting requirements.

    Failure to provide the information on the form may subject tendering holders to 30% United States federal income tax withholding on any payments made to the holders. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All 'Section' references are to the Internal Revenue Code of 1986, as amended. 'IRS' is the Internal Revenue Service.

-------------------------------------------------------      --------------------------------------------------
                            GIVE THE                                                     GIVE THE
                            SOCIAL SECURITY                                              SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:   NUMBER OF:                       FOR THIS TYPE OF ACCOUNT:   NUMBER OF:
-------------------------------------------------------      --------------------------------------------------
1. Individual               The individual                   6. Sole proprietorship      The owner(3)

2. Two or more individuals  The actual owner of the          7. A valid trust, estate,   The legal entity(4)
   (joint account)          account or, if combined             or pension trust
                            fund, the first individual
                            on the account.(1)

3. Custodian account of a   The minor(2)                     8. Corporate                The corporation
   minor (Uniform Gift to
   Minors Act)

4. a. The usual revocable   The grantor-trustee(1)           9. Association, club,       The organization
      savings trust account                                     religious, charitable,
      (grantor is also                                          educational, or other
      trustee)                                                  tax-exempt organization
                                                                account

   b. So-called trust that  The actual owner(1)             10. Partnership               The partnership
      is not a legal or
      valid trust under
      state law

5. Sole proprietorship      The owner(3)                    11. A broker or registered   The broker or nominee
                                                                nominee

                                                            12. Account with the         The public entity
                                                                Department of
                                                                Agriculture in the
                                                                name of a public
                                                                entity (such as a
                                                                state or local
                                                                government, school
                                                                district, or prison)
                                                                that receives
                                                                agricultural program
                                                                payments
-------------------------------------------------------      --------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or 'doing business as' name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  An international organization or any agency or instrumentality thereof.

  A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  A corporation.

  A financial institution.

  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  A real estate investment trust.

  A common trust fund operated by a bank under Section 584(a).

  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  A middleman known in the investment community as a nominee or custodian.

  A futures commission merchant registered with the Commodity Futures Trading Commission.

  A foreign central bank of issue.

  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  Payments to nonresident aliens subject to withholding under Section 1441.

  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  Payments of patronage dividends not paid in money.

  Payments made by certain foreign organizations.

  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  Payments described in Section 6049(b)(5) to nonresident aliens.

  Payments on tax-free covenant bonds under Section 1451.

  Payments made by certain foreign organizations.

  Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE 'EXEMPT' IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

   ------------------------------------------------------------------
     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.
   ------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                     PAYER'S NAME: SIRIUS SATELLITE RADIO INC.
----------------------------------------------------------------------------------------------------------------------
                               PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT    ____________________________
  SUBSTITUTE                   AND CERTIFY BY SIGNING AND DATING BELOW                              Name
  FORM W-9                                                                              ____________________________
  DEPARTMENT OF THE TREASURY                                                               Social Security Number
  INTERNAL REVENUE SERVICE                                                                           OR
                                                                                        ____________________________
                                                                                          Employer Identification
                                                                                                   Number
                                                                                      --------------------------------
                                                                                                  PART 3 --
                                                                                              Awaiting TIN [ ]
                              ----------------------------------------------------------------------------------------
                               PART 2 -- Certification -- Under the penalties of perjury, I certify that:
                                (1) The number shown on this form is my correct Taxpayer Identification Number (or
                                    I am waiting for a number to be issued to me),
  PAYER'S REQUEST FOR           (2) I am not subject to backup withholding because (a) I am exempt from backup
  TAXPAYER IDENTIFICATION           withholding, (b) I have not been notified by the Internal Revenue Service (the
  NUMBER ('TIN')                    'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                (3) I am a U.S. person (including a U.S. resident alien).
                              ----------------------------------------------------------------------------------------
                               CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                              ----------------------------------------------------------------------------------------
                               The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                               Sign Here

                               SIGNATURE ___________________________________________________________________________

                               DATE ________________________________________________________________________________

----------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

  Signature ___________________________________________  Date ________________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.